UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/18/2009

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-49629

DE	33-0933072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17872 Cartwright Road, Irvine, CA 92614
(Address of principal executive offices, including zip code)

949-399-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On September 18, 2009, the Registrant and Braden Court Associates ("Landlord") entered into a First Lease Amendment ("First Lease Amendment"), with an effective date of April 1, 2009, for certain real property located in Lake Forest, California, which amended the Lease Agreement previously disclosed by the Registrant in a Current Report on Form 8-K filed on December 17, 2007 ("Prior Filing"). As a result of the First Lease Amendment, the premises described in the Prior Filing as the "Must Take Premises" was removed from the Lease Agreement and, concurrent with the execution of the First Lease Amendment, the Registrant and Landlord executed a separate lease agreement for the Must Take Premises ("Must Take Lease") with an effective date of April 1, 2009.

The material terms of the First Lease Amendment include:

- The Must Take Premises was removed from the Lease Agreement.

- The Base Rent per month was reduced to the following amounts to adjust for the removal of the Must Take Premises:

Calendar Year               Amount Per Month

4/1/09 through 12/31/09         $82,598
2010                                        $85,062
2011                                        $87,617
2012                                        $90,237
2013                                        $92,988
2014                                        $95,751
1/1/2015-5/31/2015                $98,651

- The Lease Agreement, as amended, contains a cross default provision to the Must Take Lease.

The material terms of the Must Take Lease include:

- The Base Rent per month is as follows:

Calendar Year               Amount Per Month

4/1/09 through 12/31/09         $54,307
2010                                        $55,936
2011                                        $57,615
2012                                        $59,343
2013                                        $61,123
2014                                        $62,957
1/1/2015-5/31/2015                $64,846

- Payment of a portion of the monthly Base Rent is deferred until the earlier of (i) May 31, 2010, (ii) the date the Registrant subleases all of the Must Take Premises if such sublease has a term that expires after May 31, 2012, or (iii) Registrant's breach of the Must Take Lease ("Deferral Period"). During the Deferral Period, the amount of the deferred rent ("Deferred Rent") equals the excess of (a) the Base Rent for the month over (b) the greater of (i) $27,000 and (ii) the amount of all sublease rents paid by a subtenant of the Must Take Premises.   Upon expiration of the Defferal Period, the Registrant must pay the total Deferred Rent plus interest thereon at 8% per year.

- The Must Take Lease Agreement contains a cross default provision to the Lease Agreement, as amended.

- Registrant has the option to extend the term of the Lease Agreement for an additional 5 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC

Date: September 24, 2009	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer